UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2010

Item 1. Schedule of Investments.

Tortoise North American Energy Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2010
	Shares	Fair Value
Master Limited Partnerships and Related Companies — 113.0%(1)
Crude/Refined Products Pipelines — 39.2%(1)
United States — 39.2%(1)
Buckeye Partners, L.P.	33,040	$2,017,422
Enbridge Energy Management, L.L.C.(2)	134,130	7,118,294
Enbridge Energy Partners, L.P.	131,955	7,092,581
Holly Energy Partners, L.P.	73,300	3,665,000
Kinder Morgan Management, LLC(2)	229,645	13,565,148
Magellan Midstream Partners, L.P.	142,400	6,900,704
NuStar Energy L.P.	109,200	6,223,308
Plains All American Pipeline, L.P.	107,600	6,460,304
Sunoco Logistics Partners L.P.	33,000	2,443,650
		55,486,411
Natural Gas/Natural Gas Liquids Pipelines — 37.2%(1)
United States — 37.2%(1)
Boardwalk Pipeline Partners, LP	159,100	4,862,096
Duncan Energy Partners L.P.	160,600	4,455,044
El Paso Pipeline Partners, L.P.	113,900	3,566,209
Energy Transfer Equity, L.P.	140,100	4,868,475
Energy Transfer Partners, L.P.	205,200	9,375,588
Enterprise Products Partners L.P.	296,100	10,946,817
Niska Gas Storage Partners LLC	67,100	1,266,848
ONEOK Partners, L.P.	84,750	5,830,800
PAA Natural Gas Storage, L.P.	38,071	908,755
TC PipeLines, LP	95,600	4,153,820
Williams Partners L.P.	31,200	1,313,832
Williams Pipeline Partners L.P.	34,100	1,086,426
		52,634,710
Natural Gas Gathering/Processing — 14.4%(1)
United States — 14.4%(1)
Chesapeake Midstream Partners, L.P.	47,604	1,121,074
Copano Energy, L.L.C.	210,100	5,277,712
DCP Midstream Partners, LP	51,500	1,635,640
MarkWest Energy Partners, L.P.	167,500	5,581,100
Regency Energy Partners LP	126,740	3,013,877
Targa Resources Partners LP	152,200	3,849,138
		20,478,541
Oil and Gas Exploitation and Production — 16.1%(1)
United States — 16.1%(1)
Encore Energy Partners LP	132,100	2,458,381
EV Energy Partners, L.P.	211,200	7,100,544
Legacy Reserves, LP	64,700	1,482,277
Linn Energy, LLC	270,300	7,708,956
Pioneer Southwest Energy Partners L.P.	150,900	4,053,174
		22,803,332
Propane Distribution — 4.9%(1)
United States — 4.9%(1)
Inergy, L.P.	185,700	6,915,468

Shipping — 1.2%(1)
Republic of the Marshall Islands — 1.2%(1)
Teekay LNG Partners L.P.	53,500	1,757,475

Total Master Limited Partnerships and
Related Companies (Cost $112,745,044)		160,075,937

Corporate Bonds — 2.8%(1)	Principal Amount
Oil and Gas Exploitation and Production — 2.8%(1)
Canada — 2.8%(1)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015(3)	$2,000,000	$2,000,000
OPTI Canada Inc., 8.25%, 12/15/2014(3)	2,500,000	1,950,000

Total Corporate Bonds (Cost $4,594,063)		3,950,000

Common Stock — 6.0%(1)	Shares

Oil and Gas Exploitation and Production — 0.3%(1)
United States — 0.3%(1)
PostRock Energy Corporation	150,300	$492,984

Shipping — 5.7%(1)
Republic of the Marshall Islands — 5.7%(1)
Navios Maritime Partners L.P.	248,000	4,292,880
Teekay Offshore Partners L.P.	177,450	3,770,812
		8,063,692

Total Common Stock (Cost $10,068,608)		8,556,676
Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
Fidelity Institutional Government Portfolio - Class I, 0.06%(4) (Cost $357,013)	357,013	357,013

Total Investments — 122.1%(1) (Cost $127,764,728)		172,939,626
Other Assets and Liabilities — (11.5%)(1)		(16,317,861)
Long-Term Debt Obligations — (10.6%)(1)		(15,000,000)

Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$141,621,765

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Security distributions are paid-in-kind.
(3) Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,950,000, which represents 2.8% of net assets.
(4) Rate reported is the current yield as of August 31, 2010.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$8,556,676	$8,556,676	$-	$-
Master Limited Partnerships and Related Companies(a)	160,075,937	160,075,937	-	-
Total Equity Securities	168,632,613	168,632,613	-	-
Debt Securities:
Corporate Bonds(a)	3,950,000	-	3,950,000	-
Total Debt Securities	3,950,000	-	3,950,000	-
Other:
Short-Term Investment(b)	357,013	357,013	-	-
Total Other	357,013	357,013	-	-
Total	$172,939,626	$168,989,626	$3,950,000	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the period ended August 31, 2010, are as follows:

Fair value beginning balance	$4,222,609
Total realized gains (losses) included in net increase in net assets applicable to common stockholders	49,813
Purchases and issuances	537,762
Sales	(587,575)
Transfers out of Level 3	(4,222,609)
Fair value ending balance	$-

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3.  Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the period ended August 31, 2010, Copano Energy, L.L.C. Class D Common Units in the amount of $1,865,191 were transferred out of Level 3 when they converted into registered and unrestricted common units of Copano Energy, L.L.C and Quest Midstream Partners, L.P. Common Units in the amount of $2,357,418 were transferred out of Level 3 when they converted into registered common units of PostRock Energy Corporation. There were no other transfers between levels.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security.  This pricing methodology applies to the Company’s Level 2 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

For private company investments, value is often realized through a liquidity event of the entire company.  Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the Company’s privately issued securities.  For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived.  In determining the enterprise value of a portfolio company, an analysis is prepared consisting of traditional valuation methodologies including market and income approaches.  The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.  Securities priced using this methodology are categorized as Level 3 investments in the fair value hierarchy.

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and percent of net assets which the securities comprise at August 31, 2010.

Company	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015	$2,000,000	04/25/08-07/31/08	$ 2,122,500	$ 2,000,000	1.4%
OPTI Canada Inc., 8.25%, 12/15/2014	$2,500,000	12/08/06-12/14/06	2,531,875	1,950,000	1.4
			$ 4,654,375	$ 3,950,000	2.8%

As of August 31, 2010, the aggregate cost of securities for federal income tax purposes was $122,970,196.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $53,008,029 the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,038,599 and the net unrealized appreciation was $49,969,430.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise North American Energy Corporation

Date: October 28, 2010	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise North American Energy Corporation

Date: October 28, 2010	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Tortoise North American Energy Corporation

Date: October 28, 2010	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer